UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

FORM HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a copy of a press release of FORM Holdings Corp., dated November 9, 2016, announcing certain operating results for the third quarter ended September 30, 2016. The information in the press release is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

The information set forth under this Item 2.02 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

Item 8.01	Other Events

In response to certain questions received by FORM Holdings Corp. (the “Company”) in connection with the previously announced merger (the “Merger”) between the Company and XpresSpa Holdings, LLC (as more fully described in the previously filed Registration Statement on Form S-4, as amended, declared effective by the Securities and Exchange Commission (the “SEC”) on October 27, 2016 and the final proxy statement/prospectus filed with the SEC on October 28, 2016 (the “Proxy Statement/Prospectus”)), the Company is expanding the description of the repayment feature of the Series D Convertible Preferred Stock to provide additional detail regarding the number of shares which may be issued if the Company, at the seven year maturity date of the Series D Convertible Preferred Stock, elects to make a payment, or any portion thereof, in shares of common stock rather than in cash. As set forth in the Certificate of Designation of Preferences, Rights and Limitations for the Series D Convertible Preferred Stock attached as Annex E to the Proxy Statement/Prospectus, the formula for calculating the number of shares to be issued in connection with such repayment (the “Base Shares”) will be based on the volume weighted average price per share of the Company’s common stock for the thirty trading days prior to the date of calculation (the “Base Price”) plus an additional number of shares of common stock (the “Premium Shares”), calculated as follows: (i) if the Base Price is greater than $9.00, no Premium Shares shall be issued, (ii) if the Base Price is greater than $7.00 and equal to or less than $9.00, an additional number of shares equal to 5% of the Base Shares shall be issued, (iii) if the Base Price is greater than $6.00 and equal to or less than $7.00, an additional number of shares equal to 10% of the Base Shares shall be issued, (iv) if the Base Price is greater than $5.00 and equal to or less than $6.00, an additional number of shares equal to 20% of the Base Shares shall be issued and (v) if the Base Price is less than or equal to $5.00, an additional number of shares equal to 25% of the Base Shares shall be issued. Accordingly, if the volume weighted average price per share of the Company’s common stock is below $9.00 per share at the time of repayment and the Company exercises the option to make such repayment in shares of common stock, a large number of shares of common stock may be issued to the holders of the Series D Convertible Preferred Stock upon maturity which may have a negative effect on the trading price of the Company’s common stock. At the seven year maturity date of the Series D Convertible Preferred Stock (which shall be the date that is seven years from the closing date of the Merger), the Company, at its election, may decide to issue shares of common stock based on the formula set forth above or to re-pay in cash all or any portion of the Series D Convertible Preferred Stock.

In 2023, upon the maturity date of the Series D Convertible Preferred Stock, when determining whether to repay the Series D Convertible Preferred Stock in cash or shares of common stock, the Company expects to consider a number of factors, including its cash position, the price of its common stock and its capital structure at such time. Because the Company does not have to make a determination as to which option to elect until 2023, it is impossible to predict whether it is more or less likely to repay in cash, stock or a portion of each.

For example, assuming the entire amount of the Series D Convertible Preferred Stock was outstanding at the seven year maturity date, and the Company opted to repay such Series D Convertible Preferred Stock entirely in shares of common stock, the number of shares of common stock to be issued at such repayment if the Base Price was $9.00 per share, $6.50 per share and $2.50 (slightly below the closing price on November 7, 2016) would be approximately 2,770,833 shares, 4,019,231 shares and 11,875,000, respectively.

The information in this Item 8.01 shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference in the Company’s filings under the Securities Act of 1933, as amended, including, without limitation, the Proxy Statement/Prospectus.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	Press release, dated November 9, 2016.

Important Additional Information Will Be Filed with the SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of FORM, or XpresSpa or the solicitation of any vote or approval. In connection with the proposed transaction, FORM filed a Registration Statement on Form S-4, as amended, declared effective by the SEC on October 27, 2016 and a final proxy statement/prospectus on October 28, 2016. The proxy statement/prospectus contains important information about FORM, XpresSpa, the transaction and related matters. FORM has mailed or otherwise delivered the proxy statement/prospectus to its stockholders and the stockholders of XpresSpa. Investors and security holders of FORM and XpresSpa are urged to read carefully the proxy statement/prospectus relating to the Merger (including any amendments or supplements thereto) in its entirety, because it contains important information about the proposed transaction.

Investors and security holders of FORM are able to obtain free copies of the proxy statement/prospectus for the proposed Merger and other documents filed with the SEC by FORM through the website maintained by the SEC at www.sec.gov.

FORM and XpresSpa, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement between FORM and XpresSpa. Information regarding FORM's directors and executive officers is contained in the proxy statement/prospectus. Information regarding XpresSpa’s directors and officers and a more complete description of the interests of XpresSpa's directors and officers in the proposed transaction is available in the proxy statement/prospectus filed by FORM with the SEC in connection with the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

Statements in this report regarding the proposed transaction between FORM and XpresSpa; the expected timetable for completing the transaction; the potential value created by the proposed Merger for FORM's and XpresSpa’s stockholders; the potential of FORM’s business after completion of the Merger; the continued listing of FORM's securities on the Nasdaq Capital Market; the potential impact on FORM’s common stock if FORM determines to repay the preferred stock to be issued in connection with the Merger in stock rather than cash; market acceptance of FORM products; the collective ability to protect intellectual property rights; competition from other providers and products; FORM’s management and board of directors after completion of the Merger; and any other statements about FORM's or XpresSpa’s management teams' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "plans," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that FORM and XpresSpa may not be able to complete the proposed transaction; the inability to realize the potential value created by the proposed Merger for FORM's and XpresSpa's equity holders; the inability to raise capital to fund operations and business plan; FORM's inability to maintain the listing of its securities on the Nasdaq Capital Market after completion of the Merger; and other risks and uncertainties. Investors and stockholders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully.

In addition, the statements in this report reflect FORM’s expectations and beliefs as of the date of this release. We anticipate that subsequent events and developments will cause FORM’s expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing FORM’s views as of any date after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORM HOLDINGS CORP.

Dated: November 9, 2016	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer